EXHIBIT 32.1

Certifications Under Section 906 of the Sarbanes-Oxley Act of 2002

John R. Lyon and Howard Sampson hereby certify that:

1.               They are the Chief Executive Officer and Chief Financial Officer, respectively, of iVOW, Inc.

2.               The Form 10-K of iVOW Inc. that this certification accompanies fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934.

3.               The information contained in the Form 10-K of iVOW Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of iVOW, Inc.

Date: March 31, 2005

/s/ John R. Lyon
John R. Lyon

/s/ Howard Sampson
Howard Sampson